Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET
8.	INTANGIBLE ASSETS, NET

Intangible assets as of December 31, 2020 and 2019 were $nil and $nil, respectively.

Amortization expense from the Company’s continuing operations was $0, $0 and $359,701 for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company recorded impairment on its intangible assets from its continuing operations $0, $0 and $3,281,779 for the years ended December 31, 2020, 2019 and 2018, respectively. During the year ended December 31, 2018, as a result of lower-than-expected revenue performance of the Company, management determined not to further update and maintain its software copyright and patent for the therapy products of sleep respiratory business. The unamortized software copyright and patent and others of $3,281,779 were fully impaired.